UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      May 15, 2000

E-VEGAS.COM, INC.
(Name of Registrant)
                0-27715
          (Commission File Number)
  Nevada                                   86-0871081
(State or other jurisdiction              (IRS Employer
        of incorporation)               Identification No.)


1128-789 West Pender  Street, Vancouver, B.C., V6C1H2
(Address of principle executive offices)



Registrant's telephone number, including area code     (604) 608-6828


N/A

(Former name or former address, if changed since last report)







Item 1.  Changes in Control of Registrant

	No events to reports

Item 2. Acquisition of Disposition of Assets

	No events to report

Item 3.  Bankruptcy of Receivership

	No events to report.

Item 4. Changes in Registrant's Certifying Accountant

	No events to report

Item 5. Other  Matters

	On May 15, 2000 the Company executed a Recession with E-Vegas.COM, Inc., to recind the transactions dated October 2, 1999.

Item 6. Resignation of Registrant's Directors

	No events to report

Item 7.  Financial Statements

	None.

Exhibits
	1.1	Recession Agreement

















Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereinto duly authorized.




      VOIP Telecom, Inc.

						Alexander Anderson, President

May 29, 2000